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                                   EXHIBIT 10
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                                                                   Exhibit 10(b)

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------

     AMENDMENT to Amended and Restated Employment Agreement (the "Employment Agreement") between REFAC TECHNOLOGY DEVELOPMENT CORPORATION ("REFAC") and Robert L. Tuchman ("TUCHMAN").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, TUCHMAN is currently employed by REFAC pursuant to the Employment Agreement; and

     WHEREAS, the parties hereto desire to extend the term of the Employment
Agreement:

     NOW, THEREFORE, in consideration of the premises and the respective agreements of the parties herein contained, the parties hereto, intending to be legally bound, agree as follows:

     1. Article 2 of the Employment Agreement is hereby amended to provide that the term of Tuchman's Employment Agreement will end on December 31, 2003.
Article 2, as amended hereby, reads in its entirety as follows:

               2.    Term.  The employment of TUCHMAN by REFAC as provided in
                     ----
          Section 1 hereof will commence on the date hereof and end on December 31, 2003, unless further extended or sooner terminated as hereinafter provided. On December 31, 2002, and on December 31/st/ of each year thereafter, the term of TUCHMAN's employment will be automatically renewed for one additional year unless, at least 90 days prior to any such December 31/st/, REFAC shall have delivered to TUCHMAN or TUCHMAN shall have delivered to REFAC written notice that the term of TUCHMAN's employment hereunder will not be renewed.

     2. All of the remaining terms and conditions of the Employment Agreement shall be unaffected and shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties have executed this Amendment to the
Employment Agreement.


                                    /s/ Robert L. Tuchman
                                    ___________________________________
                                    Robert L. Tuchman

                                    Dated:    January 20, 1999



                                    REFAC Technology Development Corporation


                                    By:  /s/ Raymond A. Cardonne, Jr.
                                         _____________________________
                                         Raymond A. Cardonne, Jr.
                                         Vice President

                                    Dated:    January 20, 1999

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